Exhibit 10.8

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (the "Lease") is entered into on this 9th day of July, 1996, by and between Joe P. Ruthven Investments (the "Lessor"), whose address is P.O. Box 2187, Lakeland, Florida 33806-2187, and Earth and Ocean Sports, Inc. (the "Lessee"), whose address is 70 Airport Road, Hyannis, Massachusetts 02601.

         In consideration of the rents herein reserved and of the covenants, agreements, and conditions herein contained to be kept and performed by the parties hereto, Lessor and Lessee agree as follows:

         1. Lease and Description of Premises. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, for the term, at the rental, and upon all of the conditions set forth herein the premises known as 3010 Reynolds Road, Unit(s) 1-3, Lakeland, Florida, containing approximately 12,242 square feet of warehouse space and 1383 square feet of office space (the "Premises").

         2. Term. The term of this Lease shall be for Three (3) years, commencing on August 1, 1996, and ending at midnight on July 31, 1999, (the "lease Term"), unless sooner terminated pursuant to any provisions hereof. Occupancy may commence on July 13, 1996, and the effective date of this Lease for the accrual and payment of rent is September 15, 1996.

         3. Rental. Lessee hereby covenants and agrees to pay Lessor as rental for the demised Premises the following amounts, plus Florida sales tax:


                      MONTHLY                                             ANNUAL         SALES
TERM                   RENT             +   SALES TAX*      =  TOTAL       RENT        +  TAX*      =  TOTAL
----                 ---------              ---------          -----       ----           ----         -----
9/15/96-9/30/96       $2187.50              $131.25            $2318.75
10/1/96-7/31/99       $4375.00              $262.50            $4,637.50
                                                               per month

*Sales tax subject to change.

Receipt is hereby acknowledged of the payment of Six Thousand Five Hundred Sixty Two Dollars and 50/100 Dollars ($6,562.50), representing the first and last month's rent, plus Florida sales tax in the amount of Three Hundred Ninety Three Dollars and 75/100 cents Dollars ($393.75) for a total of Six Thousand Nine Hundred Fifty Six Dollars and 25/100 Dollars ($6,956.25), paid in advance.

         4. Option to Renew. Lessor grants to Lessee, subject to the conditions set forth below, the right and option to renew this Lease for the time and at the monthly and annual rents as follows:


                      MONTHLY                                             ANNUAL         SALES
TERM                  RENT              +   SALES TAX*      =  TOTAL       RENT        +  TAX*      =  TOTAL
----                  ---------             ---------          -----       ----           ----         -----
8/1/99-7/31/2000      $4,593.75         +   $275.63         =  $4,869.38
8/1/2000-7/31/2001    $4,823.44         +   $289.41         =  $5,112.84


This is one two year option.

SEE TAB A

* Sales Tax Subject to Change

         If Lessee exercises this option, Lessee shall continue to maintain a total of one month's rent, plus Florida sales tax, as a deposit.

         Except as provided above, and otherwise subject to and on all of the terms and conditions herein contained, all other terms and conditions of this Lease are to be and remain in full force and effect. This option must be exercised by the giving to Lessor, on or before ninety (90) days of the expiration date of this Lease, written notice of the exercise thereof by Lessee; but Lessee shall in no event be entitled to renew the term hereof, even though such notice be timely given, unless Lessee shall have timely performed all of its obligations hereunder, and shall not then be in default in the performance of any terms of this Lease, on the date the option is exercised and through and including the date of the expiration of the initial term hereof.

         5. Late Charge: Any installment of rent accruing under the provisions of this Lease that is not paid when due is subject to a late charge of the greater of: (i) Twenty-five Dollars ($25.00) or (ii) five percent (5%) of the monthly rent, plus Florida State sales tax. All rent is due on the first day of each month and is late and subject to the foregoing late charge if not received by the Lessor on or before the fifth (5th) day of each month. In the event a check is returned by a financial institution for any reason, the Lessee shall pay late charges as if the check had not been delivered to the Lessee.

         6. Date and Place of Payment: Lessee shall pay Lessor the monthly rental herein required to be paid in advance on the first day of each and every month without demand and at any place that shall be designated in writing by Lessor. Until notice is furnished to the contrary, the rental shall be mailed to Lessor at Post Office Box 2187, Lakeland, Florida 33806-2187.

         7.       Use.

                   (a) Use. The Premises shall be used and occupied only for the purposes of __________ and for no other purpose of manufacturing, storage and distribution.

                   (b) Compliance with Law.

                       Lessor warrants to Lessee that the Premises, in its existing state but without regard to the use for which Lessee will use the Premises, does not violate any applicable building code, regulation, or ordinance at the time this Lease is executed. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within thirty (30) days from the commencement of the term of this Lease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Lessee.

                  Except as provided in Paragraph 7(b), Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county, and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business.

         8.       Maintenance Repairs and Alterations.

                  (a) Lessor's Obligations. Subject to the provisions of Paragraphs 7(b) and 10, and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition, and repair the foundations, exterior walls, and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this paragraph until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition, and repair.

                  (b)  Lessee's Obligations.

                       Subject to the provisions of Paragraphs 7(b) , 8(a), and 10, Lessee, at Lessee's expense, shall keep in good order, condition, and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee otherwise), including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning including changing filters monthly, ventilating, electrical and lighting and bulbs and ballasts, interior walls and interior surface of exterior walls, ceilings, windows, interior and exterior doors, skylights located within the premises and the septic tank. In the event only part of the building is leased by Lessee, the cost of the maintenance of the septic tank shall be shared by the other tenants of the building on a pro rata basis based on the number of employees of each tenant. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition, and repair. Lessee will be responsible for own pest control.

                       If Lessee fails to perform Lessee's obligations under this Paragraph 8(b), Lessor may, at Lessor's option, enter upon the Premises after ten (10) days' prior written notice to Lessee, and put the same in good order, condition, and repair, and the costs thereof, together with interest thereon at the rate of ten percent (10%) per annum, shall be due and payable as additional rent to Lessor, together with Lessee's next rental installment.

                       On the last day of the term hereof or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings, and equipment pursuant to Paragraph 8(c), which repair shall include the patching and filling of holes and repair of structural damage.

                  (c)  Alterations and Additions.

                       Lessee shall not, without Lessor's prior written consent, make any alternations, improvements, additions, or utility installments in , on, or about the Premises, except upon the consent of the Lessor. As used in this paragraph, the term "Utility Installation" shall mean ducting, power panels, wiring fluorescent fixtures, space heaters, conduits, air conditioning, and plumbing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions, or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to prove Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to ensure completion of the work. Should Lessee make any alterations, improvements, additions, or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of such.

                       Any alternations, improvements, additions, or Utility Installations in, on, or about the Premises that Lessee shall desire to make and which require the consent of Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall e deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work, and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                       Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall given Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises. If Lessee shall, in good faith, contest the validity of any such lien, claim, or demand, then Lessee shall, at its sole expense, defend itself and Lessor against the same, and shall pay and satisfy any such enforcement thereof against Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to

Lessor in an amount equal to such contested lien, claim, or demand indemnifying lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

                       Unless Lessor requires their removal, as set forth in Paragraph 8(c), all alterations, improvements, additions, and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term of this Lease. Notwithstanding the provisions of this paragraph, Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 8(b).

                       (d) No Violation of Roof. Lessee shall not do anything to violate the warranty, if any, for the roof by piercing, cutting, or altering the roof or place equipment, machinery, structures, or any other thing upon the roof without the express written consent o f Lessor. Notwithstanding the written consent of Lessor as described in this paragraph, and notwithstanding the Lessor's obligations for repair of the roof set forth in Paragraph 8(a) of this Lease, Lessee shall immediately be responsible for repairing (to Lessor's reasonable satisfaction) any leak that results from any piercing, cutting or altering of the roof or the placement of equipment, machinery, structures, or any other thing upon the roof by Lessee, if any such leak occurs during the term of this Lease or any time during the three (3) months immediately following the expiration or termination of this Lease.

         9.       Insurance; Indemnity.

                  (a) Liability Insurance. Lessee shall, at Lessee's sole expense, obtain and keep in force during the term of this Lease a policy of combined single limit, bodily injury, and property damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than Five Hundred Thousand Dollars ($500,00.00). The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of this Paragraph 9. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. Not more frequently than each other, if, in the reasonable opinion of the Lessor, the amount of the liability insurance required hereunder is not adequate, Lessee shall increase said insurance coverage as required by lessor; provided, however, that in no event shall the amount of the liability insurance increase be more than fifty percent (50%) greater than the amount thereof during the preceding year of the term of this Lease. However, the failure of Lessor to require any additional insurance coverage shall not be deemed to relieve Lessee form any obligations under this Lease.

                  (b) Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies covering loss or damage to the Premises, but not Lessee's fixtures, equipment, or tenant improvements, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and special extended perils (all risk), but not plate glass insurance.

                  (c) Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of A or better as set forth in the most current issue of "Best Insurance Guide." Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 9(a)) or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancelable or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Lessor. Lessee shall, within then
(10) days' prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 9(b).

                  (d) No Use that Increases Insurance Risk. In no event shall Lessee sue the Premises in any manner that will increase risks covered by insurance on the Premises or cause lack of coverage or cancellation of any insurance policy covering the Premises or any portion of the Premises, regardless of whether Lessee's use of the Premises complies with Paragraph 7 of this Lease. Lessee shall not keep on the Premises, or permit to be kept, used, or sold thereon, anything prohibited by the policy of fire insurance covering the Premises. If the use of the Premises by Lessee causes an increase in the insurance premium rate on the Premises, Lessee shall, at his own expense, pay the additional insurance premium that is charged due to the increased hazard. If any increased hazard insurance premium is not paid by Lessee when due, Lessor may at Lessor's option pay the premium and such premium shall be repaid to Lessor as an additional rent installment for the month following the date on which such increased hazard premiums are paid.

                  (e) Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business, or from any activity, work or things done, permitted, or suffered by Lessee in or about the Premises or elsewhere, and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses, and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises arising from any cause, and Lessee hereby waives all claims in respect thereof against Lessor.

                  (f) Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise, or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents, or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, obstruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures, or form any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other damage or injury or the means of repairing the same is inaccessible to Lessee.

                  (g) Waiver of Subrogation. Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under and any insurance policy in force at the time of such loss or damage. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         10.      Damage or Destruction.

                  (a) Total Destruction. If at any time during the term of this Lease the Premises are totally destroyed from any cause, whether or not covered by insurance required to be maintained pursuant to Paragraph 9(b) hereof (including any total destruction required by any authorized public authority), this Lease shall automatically terminate as of the date of such total destruction.

                  (b) Damage Near End of Term. If the Premises are partially destroyed or damaged during the last six (6) months of the term of this Lease, Lessor may, at Lessor's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

                  (c) Abatement of Rent; Lessee's Remedies.

                   If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Paragraph 10, the rent payable hereunder for the period during which such damage, repair, or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, or restoration.

                         If Lessor shall be obligated to repair  or restore  the
Premises under the provisions of this Paragraph 10 and shall not commence such repair or restoration within ninety (90) days after such obligations shall accrue, Lessee may, at Lessee's option, cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair restoration. In such even this Lease shall terminate as of the date of such notice.

                  (d) Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 10, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

         11. Real Property Taxes. Lessor shall pay all real property taxes assessed against the Premises prior to the time such taxes become delinquent.

         12. Personal Property Taxes.

             Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately from the real property of Lessor.

             If any of Lessee's said personal property shall be assessed with Lessor's real property, lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

         13. Utilities. Lessee shall pay for all electric, water, gas, heat, light, power, telephone, sprinkler surcharges, and other utilities and services supplied to the Premises, together with any taxes or deposits thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other Premises.

         14.  Assignment and Subletting.

             (a) Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, subject, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Any attempted assignment, transfer, mortgagee, encumbrance, or subletting without such consent shall be void and shall constitute a breach of this Lease.

             (b) No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primarily liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to assignments or subletting of this Lease or amendments of modifications to this Lease with assignees of Lessee, without notifying lessee, or any successor of Lessee, and without obtaining its or their consent thereto, and such action shall not relieve Lessee of liability under this Lease.

              (c) Attorneys' Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting, or if Lessee shall request the consent of Lessor for any act Lessee proposed to do, then Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection therewith.

         15. Hazardous Waste. Lessee agrees that the leased Premises comply with all applicable federal, state, and local environmental laws, regulations, and rulings before and up to the commencement of the term of this Lease and that there are not any hazardous or toxic substances prohibited by environmental protection and enforcement agencies on or at the leased Premises.

              Lessee will defend, indemnify, and hold Lessor harmless from and against any and all actions, losses, liabilities, damages, claims, obligations, debts, costs, and expenses (including attorneys' fees), known or unknown, contingent or absolute, arising out of or resulting from any (i) petroleum based products, (ii) oil, (iii) waste, (iv) chemical substance or mixture, (v) toxic, hazardous, or regulated substance, mixture, or waste, and/or (vi) radioactive substance stored, released, and/or disposed of this Lease by Lessee through and including the date Lessor retakes possession of the leased Premises.

              Lessee's obligations to take any action and indemnify Lessor pursuant to Paragraphs 9(f) and 15 will survive the termination of this Lease and continue until Lessee's obligations have been fulfilled.

         16.  Defaults; Remedies.

                  (a) Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by
Lessee:

                           (1) The  vacating or  abandonment  of the Premises by
Lessee for ten (10) days; or

                           (2) The failure by Lessee to make any payment of rent
or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee; or

                           (3) The  failure by Lessee to observe or perform  any
of the covenants, conditions, or provisions of this Lease to be observed or performed by Lessee, other than described in Paragraph 16(a)(2) above, where such failure shall continue for a period of thirty (30) days after written notice hereof from Lessor to Lessee; provided, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion; or

                           (4)  (i)  The   making  by  Lessee  of  any   general
arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days);
(ii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; or

                           (5)  The  discovery  by  Lessor  that  any  financial
statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee, or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

                  (b) Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                           (1)  Without  written  notice or  demand  to  Lessee,
re-enter the demised Premises and remove all persons thereon by force or otherwise without being liable to indictment, prosecution, or damages therefor; and/or

                           (2) Relet the demised  Premises  or any part  thereof
for the balance of the Lease term as agent for the Lessee and receive rents therefor and apply the same first to the payment of the expenses of reasonable redecorating and making necessary repairs to the Premises, attorneys' fees, broker's commission, advertising, and all other reasonable expenses of the Lessor in re-entering the Premises and reletting the same; and/or

                           (3)  Elect to  accelerate  the rent to be paid  under
this Lease to make it all immediately due and payable. Lessor shall also be entitled to recover from Lessee any special damages suffered by Lessor as a result of Lessee's default. These remedies are not in limitation of any other remedies at law.

                  Lessee shall be responsible for all costs, including attorneys' fees, incurred by Lessor in enforcing any of the terms and provisions of this Lease Agreement. In addition and in connection with the reletting of the demised Premises for the account of Lessee as hereinabove provided, Lessor shall have the right to declare all monthly installments due and payable and to proceed to obtain a judgment therefor against Lessee. Thereafter, all sums collected from the reletting of the Premises, less costs in connection therewith, shall be applied on said judgment or if the judgment has been paid, turned over to Lessee.

                  Further, in the event of default on the part of Lessee, the Lessor shall have the right to pursue any legal remedy available to it, and Lessor shall have the right to bring distress proceedings without in any way affecting its right to accelerate the balance of rental due and to bring an action therefor.

                  (c) Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty (30) days period and thereafter diligently prosecutes the same to completion.

         17. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than twenty-five percent (25%) of the land area of the Premises which is not occupied by any improvements is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice within ten (10) days after the condemnation authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the land area taken bears to the total land area of the premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages to complete such repair.

         18. Surrender of Premises. Lessee shall, at the termination of the Lease term or any renewal or extension thereof, quietly and peacefully surrender said Premises in as good condition and substantially in the same condition as such Premises existed at the commencement of the Lease term, ordinary wear and tear or damage or loss by fire or the elements excepted, unless

Lessee shall be responsible for maintenance and repair by the terms of this Lease, in which case Lessee shall repair such damage, regardless of cause, except damage by fire, provided otherwise in this Lease, damage hereunder, Lessee shall have full authority to remove from the demised Premises all of its merchandise and trade fixtures, notwithstanding the fact that the same may have heretofore been bolted or otherwise affixed to such Premises, all conditioned upon the Lessee not then being in default hereunder and the repair by Lessee of any damage resulting from such removal.

         19.      General Provisions.

                  (a) Estoppel Certificate. Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge, and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

                  Lessee's failure to deliver such statement within such time shall be conclusive upon lessee (i) that this Lease is in full force and effect, without notification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than on two
(2) months' rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

                  (b) Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successor and assigns, only during their respective periods of ownership.

                  (c) Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

                  (d) Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at ten percent (10%) per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee, nor on any amounts upon which late charges are paid by Lessee.

                  (e) Time of Essence. Time is of the essence.

                  (f) Captions. Article and paragraph captions are not a part hereof.

                  (g) Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only signed by the parties in interest of the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither a real estate broker, nor any cooperating broker on this transaction, nor the Lessor or any employees or agents of any of said persons, has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises, and Lessee acknowledges that Lessee assumes all responsibility regarding the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease, except as otherwise specifically stated in this Lease.

                  (h) Notices; Communications; Time. Any notice demand, or communication given or required to be given hereunder shall be in writing and shall be either (i) personally delivered, or by written notice hand-delivered to Lessee at the foregoing address, or if to Lessee posted to the entrance to the demised Premises, or (ii) transmitted by United States express, certified, or registered mail, postage prepaid, at the parties' respective addresses appearing on the first page hereof. Except as otherwise specified herein, all notices, demands, and other communications given by express, certified, or registered mail shall be deemed given when deposited into the United States mail, properly addressed and with postage prepaid, and if given by personal delivery, on the date of receipt. If the last day for giving notice or demand or performing any act hereunder falls on a Saturday, Sunday, or day on which the main post offices at Lakeland, Florida, is not open for regular transaction of business, the time shall be extended to the next day that is not a Saturday, Sunday, or post office holiday. Any party may change its address for purposes hereof by notice to the others in accordance with the provisions of this paragraph.

                  (i) Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

                  (j) Recording. Lessee shall not record this lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder.

                  (k) Holding Over. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

                  (l) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                  (m) Covenants and Conditions. Each provision of this Lease performance by Lessee shall be deemed both a covenant and a condition.

                  (n) Binding Effect and Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17(b), this Lease shall bind the parties and their respective heirs, devisees, personal representatives, successors, and assigns. This Lease shall be governed by the law of the State of Florida.

                  (o) Subordination. This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part, and to any and advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgage or ground lessor shall elect to have this Lease prior to the lien of its mortgage or ground lease, and shall give written notice thereof to Lessee, this lease shall be deemed prior to such mortgage or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage or ground lease or the date of recording thereof.

                  Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute, and irrevocably appoint Lessor at Lessee's attorney-in-fact and in Lessee's name, place, and stead, to do so.

                  (p) Attorneys' Fees. If either party hereto brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, at or before trial or on appeal, shall be entitled to that party's reasonable attorneys' fees and costs to be paid by the losing party as fixed by the court. Such costs include, but are not limited to, costs of appeal, court costs, and court reporter's fees.

                  (q) Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements, or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs, and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lease.

                  (r) Signs. Lessee must secure permission in writing from Lessor to erect or place any awning, marquee, or sign of any type on the exterior of the demised Premises. All signs shall comply with all governmental sign ordinances. No sign may be erected which, in Lessor's opinion, is offensive, not in conformity with signs of other tenants, or otherwise objectionable. Upon the expiration of the Lease term, Lessee shall remove such signs and shall repair any damage and close any holes caused by removal. Lessee is responsible for all expenses regarding signs, including any electrical costs with respect to lighted signs. Any property not removed from the Premises upon the expiration of the term shall become the property of Lessor.

                  (s) Trash. Lessee shall be responsible for the removal and proper disposal of all trash from the leased Premises. If Lessee fails to promptly remove and dispose of its trash and keep the Premises in a clean, sightly, and healthful condition, as provided in this Lease, Lessor or his agents, servants, or employees may enter the Premises without such entrance causing or constituting a termination of this Lease or an interference with Lessee's possession of the Premises, and Lessor may remove all trash and place the Premises in a clean, sightly, and healthful condition; and Lessee shall pay Lessor, in addition to the rent hereby reserved, a minimum charge of Fifty Dollars ($50.00) per occasion or Lessor's actual expenses if more than Fifty Dollars ($50.00).

                  (t) Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

                  (u) Corporate Authority. If the Lessee is a corporation, the individual executing this Lease on behalf of Lessee represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

                  (v) Consents. Wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

                  (w) Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee for payment of and all monetary claims or items under this Lease.

                  (x) Quiet Possession. Upon Lessee paying the fixed rent reserved hereunder and observing and performing all of the covenants, conditions, and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the premises for the entire term hereof subject to all of the provisions of this Lease.

                  (y) Sidewalk and Common Areas. Lessee agrees not to obstruct the sidewalk or common parking area in front of the demised Premises or the area in the rear of the demised Premises. Lessee further agrees that it shall maintain the good appearance of the sidewalk immediately in front of the demised Premises and the area immediately to the rear of the demised Premises.

                  (z) Mechanic's Lien. Said Premises shall not be subject to any lien under the Mechanic's Lien Law of the State of Florida as a result of any improvements made by Lessee. Lessee shall not permit the Premises to be subject to any lien for labor, services, or material furnished at the request of Lessee or its agent, and it shall ensure that all amounts owed for labor, services, or materials shall be paid for by it promptly.

                  (aa) Binding on Successors, Heirs, and Assigns: This Lease Agreement shall be binding and obligatory upon the heirs, assigns and successors of the respective parties.

                  (bb) Outside Lighting. An additional [Lessee will contract directly with the city] $_______ per month for area lights per five thousand (5,000) square feet of building space leased or fraction thereof shall be added to the rent unless Lessee contracts directly with the City of Lakeland to provide a minimum of one (1) area light per five thousand (5,000) square feet or fraction thereof. The City of Lakeland is responsible for maintenance and electricity for area lights per their contract agreement.

                  (cc) No Broker. Lessee represents to Lessor that the Premises, or any portion of the buildings of which the Premises are a part, were not presented to it or any person representing it by any broker or other person, and that no broker or other person was involved in the leasing of the Premises, and warrants that no claim for commission for said leasing shall be presented to Lessor.

                  (dd) Radon Gas. Section 404.056(a), Florida Statutes, requires that the following notification be given on real estate documents:

                           "Radon Gas: Radon is a naturally occurring radioactive gas that, when it is accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information may be obtained from your county public health unit."

                  (ee) Impact Fees. The Lessee shall be responsible for the payment of any impact or growth fees or assessments which may be imposed upon the demised Premises by any governmental agency by virtue of the Lessee's occupation of the Premises, or by virtue of any alterations to the Premises or increased use in the Premises by the Lessee or any use by the Lessee which causes the imposition of such fees or assessments.

         20.      Special Conditions.

                  [ ]    Attached as Exhibit "A"
                  [ ]    None

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals.

Signed, sealed and delivered
in the presence of:                             JOE P. RUTHVEN INVESTMENTS

                                             By:
--------------------------------                --------------------------------
                                                Joe P. Ruthven

--------------------------------                "Lessor"

(Witnesses as to Lessor)


Signed, sealed and delivered

in the presence of:                              EARTH AND OCEAN SPORTS, INC.

                                             By:
--------------------------------                --------------------------------
                                                Tony Glydon

--------------------------------                "Lessee"

(Witnesses as to Lessee)


LESSEE'S HOME ADDRESS:
                      ----------------------------------------------------------
DRIVER'S LICENSE #:                      DATE OF BIRTH              STATE
                   ----------------------             -------------      -------
PHONE:                                   SOCIAL SECURITY #:
      -----------------------------------                  ---------------------